EXHIBIT 10.77
FIFTH AMENDMENT TO LOAN AND SECURITY AGREEMENT
     THIS FIFTH AMENDMENT TO LOAN AND SECURITY AGREEMENT (this “Amendment”) is dated as of March 28, 2007 (the “Amendment Date”), by and between WACHOVIA BANK, NATIONAL ASSOCIATION (formerly known as Congress Financial Corporation (Southwest), a Texas corporation) (“Lender”), and SUPPLIES DISTRIBUTORS, INC., a Delaware corporation (“Borrower”).
RECITALS
     WHEREAS, Borrower and Lender are parties to that certain Loan and Security Agreement dated as of March 29, 2002 as amended by that certain First Amendment to Loan and Security Agreement dated as of April 20, 2004 and by that certain Second Amendment to Loan and Security Agreement dated as of December 21, 2004, and by that certain Third Amendment to Loan and Security Agreement dated as of June 24, 2005, and by that certain Fourth Amendment to the Loan and Security Agreement dated as of April 17, 2006 (as amended from time to time, the “Loan Agreement”);
     WHEREAS, Borrower and Lender desire to amend the Loan Agreement in the manner provided below;
     NOW, THEREFORE, in consideration of the premises herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, do hereby amend the Loan Agreement as follows:
AGREEMENT
ARTICLE I
DEFINITIONS
     1.01 Capitalized terms used in this Amendment, to the extent not otherwise defined herein, shall have the same meaning as in the Loan Agreement, as amended by this Amendment.
ARTICLE II
AMENDMENTS TO THE LOAN AGREEMENT
     Effective as of the date hereof, the Loan Agreement is hereby amended and supplemented as follows:
     2.01 Amendment to Section 1.1; Addition of Defined Terms. The following new definitions shall be added to Section 1.1 of the Loan Agreement in their appropriate alphabetical order:
          ‘Amendment Closing Date’ shall mean, March 28, 2007.
Fifth Amendment to Loan and Security Agreement

     ‘Capital Expenditures’ shall mean with respect to any Person for any period, the aggregate of all expenditures by such Person during such period that in accordance with GAAP are or should be included in “property, plant and equipment” or in a similar fixed asset account on its balance sheet, whether such expenditures are paid in cash or financed and including all liabilities and obligations in respect of Capital Leases paid or payable during such period; provided, however, Capital Expenditures shall not include any expenditures made with proceeds of condemnation or eminent domain proceedings affecting real property.
     ‘Capital Leases’ shall mean, as applied to any Person, any lease of (or any agreement conveying the right to use) any property (whether real, personal or mixed) by such Person as lessee which in accordance with GAAP, is required to be reflected as a liability on the balance sheet of such Person.
     ‘EBITDA’ shall mean, at any date of determination, and for the applicable period, without duplication, the total of the following for Borrower and its subsidiaries on a consolidated basis calculated for such period: Net Income plus, to the extent deducted in determining Net Income, interest expense, taxes, depreciation, amortization, other non-recurring loss or expenses, amortization of intangibles and organization costs, any non-cash losses or expenses and losses attributable to foreign currency adjustments, minus all non-cash items increasing Net Income for such period and income attributable to foreign currency adjustments for such period, all determined in accordance with GAAP.
     ‘Fixed Charges’ shall mean, for any period, the sum, without duplication, of the amounts determined for any Person during such period equal to (i) total cash interest expense (including that portion attributable to Capital Leases that is treated as interest in accordance with GAAP and capitalized interest), net of cash interest income, of such Person with respect to all outstanding Indebtedness, (ii) scheduled payments of principal on indebtedness of such Person, excluding payments of principal made hereunder, under the Agreement for Inventory Financing or under any credit facility that replaces the Agreement for Inventory Financing, (iii) the total unfinanced portion of Capital Expenditures of such Person and (iv) total distributions made to equity holders of such Person actually paid in cash (other than any dividends or distributions permitted pursuant to Section 9.9 and Section 9.11 hereof).
     ‘Net Income’ shall mean, for any period, the amount that should, in accordance with GAAP, be reflected on Borrower’s income statement as net income for that period.”
     2.02 Amendment to definition of “Eligible Borrower Accounts”. Clause (m) of the definition of “Eligible Borrower Accounts” contained in Section 1.1 of the Loan Agreement shall be deleted in its entirety and the following new clause (m) shall be substituted therefor:
     “(m) such Accounts of a single account debtor or its affiliates do not constitute more than thirty-five (35%) percent of all otherwise Eligible Accounts (but the portion of the Accounts not in excess of such percentage may be deemed Eligible Borrower
Fifth Amendment to Loan and Security Agreement

     Accounts);”
     2.03 Amendment to definition of “Interest Rate”. The definition of “Interest Rate” contained in Section 1.1 of the Loan Agreement shall be deleted in its entirety and the following new definition shall be substituted therefor:
          ‘Interest Rate’ shall mean,
               (a) Subject to clause (b) of this definition below:
                    (i) as to Prime Rate Loans, a rate per annum equal to the sum of the “Applicable Prime Rate Margin” if the average Excess Availability for the immediately preceding four (4) fiscal quarters for the Borrower is at or within the amounts indicated for such percentage (set forth below), plus the Prime Rate,
                    (ii) as to Eurodollar Rate Loans, a rate per annum equal to the sum of the corresponding “Applicable Eurodollar Rate Margin” if the Excess Availability is at or within the amounts indicated from such percentage (set forth below), plus the Adjusted Eurodollar Rate (in each case, based on the Eurodollar Rate applicable for the Interest Period selected by Borrower, as in effect three (3) Business Days after the date of receipt by Lender of the request of Borrower for such Eurodollar Rate Loans in accordance with the terms hereof, whether such rate is higher or lower than any rate previously quoted to Borrower).

			Applicable
		Applicable Prime	Eurodollar
Pricing Level	Excess Availability	Rate Margin	Rate Margin
I	$3,000,001 or more	0%	1.75%
II	$1,000,000 to	0%	2.00%
	$3,000,000
III	less than $1,000,000	0%	2.25%
Any increase or decrease in the Interest Rate resulting from a change in average Excess Availability for the immediately preceding four (4) fiscal quarters shall become effective as of the first Business Day immediately following the end of a fiscal quarter of Borrower; provided, however, that if average Excess Availability for the immediately preceding four (4) fiscal quarters cannot be determined, Pricing Level III shall apply as of the first Business Day immediately following the end of a fiscal quarter of Borrower until such time as average Excess Availability is determined. In addition, at all times (i) either (A) during the period on and after the date of termination or non-renewal hereof until such time as all Obligations are
Fifth Amendment to Loan and Security Agreement

indefeasibly paid and satisfied in full in immediately available funds, or (B) during the period from and after the date of the occurrence of any Event of Default, and for so long as such Event of Default is continuing as determined by Lender and (ii) when the Revolving Loans are outstanding in excess of the amounts available to Borrower under Section 2 (whether or not such excess(es) arise or are made with or without Lender’s knowledge or consent and whether made before or after an Event of Default), Pricing Level III shall apply.
     (b) Notwithstanding anything to the contrary contained in clause (a) of this definition, the Interest Rate shall mean the rate of two percent (2.00%) per annum in excess of the Prime Rate as to Prime Rate Loans and the rate of four and one-quarter percent (4.25%) per annum in excess of the Adjusted Eurodollar Rate as to Eurodollar Rate Loans, at Lender’s option, without notice, (i) either (A) for the period on and after the date of termination or non-renewal hereof until such time as all Obligations are indefeasibly paid and satisfied in full in immediately available funds, or (B) for the period from and after the date of the occurrence of any Event of Default, and for so long as such Event of Default is continuing as determined by Lender and (ii) on the Revolving Loans to at any time outstanding in excess of the amounts available to Borrower under Section 2 (whether or not such excess(es) arise or are made with or without Lender’s knowledge or consent and whether made before or after an Event of Default).”
     2.04 Amendment to Section 3.3. Section 3.3 of the Loan Agreement shall be deleted in its entirety and the following shall be substituted therefor:
          “Servicing Fee. Borrower shall pay to Lender quarterly, a servicing fee in an amount equal to $2,000 in respect of Lender’s services for each fiscal quarter (or part thereof) while the Loan Agreement remains in effect and for so long thereafter as any of the Obligations are outstanding, which fee shall be fully earned as of and payable in advance on the first day of every fiscal quarter hereafter.”
     2.05 Amendment to Section 3.4. Section 3.4 of the Loan Agreement shall be deleted in its entirety and the following shall be substituted therefor:
          “Unused Line Fee. Borrower shall pay to Lender monthly an unused line fee at a rate equal to one-quarter of one percent (0.25%) per annum calculated upon the amount by which $17,500,000 exceeds the average daily principal balance of the outstanding Revolving Loans during the immediately preceding month (or part thereof) while this Agreement is in effect and for so long thereafter as any of the Obligations are outstanding, which fee shall be payable on the first day of each month in arrears.”
     2.06 Amendment to Section 9.9. The amount “$6,500,000” contained in Section 9.9(g) of the Loan Agreement shall be deleted and the amount “$5,500,000” shall be substituted
Fifth Amendment to Loan and Security Agreement

therefor.
     2.07 Amendment to Section 9.11(a). Subsection (a) of Section 9.11 shall be deleted in its entirety and the following new subsection (a) shall be substituted therefor:
          “(a) Excess Availability shall be not less than $1,000,000,”.
     2.08 Amendment to Section 9.11(c). Subsection (c) of Section 9.11 shall be deleted in its entirety and the following new subsection (c) shall be substituted therefor:
          “(c) the aggregate amount of all such dividends does not exceed (i) $1,400,000 per year, plus (ii) an amount equal to any cash dividends received by Borrower from Business Supplies Distributors Europe BV, plus (iii) an amount equal to any cash dividends received by Borrower from Supplies Distributors SA, plus (iv) an amount equal to any cash dividends, up to $800,000 in any year, received by Borrower from Supplies Canada.”
     2.09 Amendment to Section 9.14. Section 9.14 shall be deleted in its entirety and the following shall be substituted therefor:
          Section 9.14 ‘Minimum Fixed Charge Coverage Ratio’ As of the last day of each quarter, beginning with the quarter ending on March 31, 2007, the ratio of (i) EBITDA for the immediately preceding twelve (12) calendar months minus the unfinanced portion of Capital Expenditures made by Borrower during such period to (ii) Fixed Charges of Borrower for such period shall not be less than 1.0 to 1.0.
     2.10 Amendment to Section 12.1. The following subsections of Section 12.1 of the Loan Agreement are hereby amended as follows:
     The first sentence of Section 12.1(a) of the Loan Agreement shall be deleted in its entirety and the following new sentence shall be substituted therefor:
     “(a): This Agreement and the other Financing Agreements shall become effective as of the Closing Date and shall continue in full force and effect for a term ending on the earlier to occur of (i) March 29, 2009, or (ii) the date on which the parties to the IBM Master Distributor Agreement (or any similar agreement reached with Infoprint Solutions Company LLC (“Infoprint”)) shall no longer operate under the terms of such agreement and/or IBM or Infoprint, as applicable, no longer supplies products pursuant to such agreement to Borrower (the “Renewal Date”), and from year to year thereafter, unless sooner terminated pursuant to the terms hereof;”
     Subsection (c) of Section 12.1 shall be deleted in its entirety and the following new subsection shall be substituted therefor:
          “(c) If for any reason this Agreement is terminated prior to the end of the then current term or renewal term of this Agreement, in view of the impracticality and extreme difficulty of ascertaining actual damages and by mutual agreement of the parties as to a
Fifth Amendment to Loan and Security Agreement

reasonable calculation of Lender’s lost profits as a result thereof, Borrower agrees to pay to Lender, upon the effective date of such termination, an early termination fee in the amount set forth below if such termination is effective in the period indicated:

	Amount	Period
(1)	0.50% of Maximum Credit	From the Amendment Date, to and including March 29, 2008

(2)	0.25% of Maximum Credit	From March 30, 2008 and thereafter
Such early termination fee shall be presumed to be the amount of damages sustained by Lender as a result of such early termination and Borrower agrees that it is reasonable under the circumstances currently existing. In addition, Lender shall be entitled to such early termination fee upon the occurrence of any Event of Default described in Sections 10.1(g) and 10.1(h) of the Loan Agreement, even if Lender does not exercise its right to terminate this Agreement, but elects, at its option, to provide financing to Borrower or permit the use of cash collateral under the United States Bankruptcy Code. The early termination fee provided for in this Section 12.1 shall be deemed included in the Obligations. Notwithstanding anything contained herein to the contrary, the early termination fee shall not apply to any early termination as the result of a complete refinancing of the Loans by Wachovia Bank, N.A.”
ARTICLE III.
NO WAIVER
     3.01 No Waiver. Nothing contained in this Amendment shall be construed as a waiver by Lender of any covenant or provision of the Loan Agreement, the other documents and agreements relating hereto or thereto (hereinafter individually referred to as a “Loan Document” and collectively referred to as the “Loan Documents”), this Amendment, or of any other contract or instrument between Borrower and Lender, and the failure of Lender at any time or times hereafter to require strict performance by Borrower of any provision thereof shall not waive, affect or diminish any right of Lender to thereafter demand strict compliance therewith. Lender hereby reserves all rights granted under the Loan Agreement, the other Loan Documents, this Amendment and any other contract or instrument between Borrower and Lender.
ARTICLE IV.
CONDITIONS PRECEDENT
     4.01 Conditions to Effectiveness. The effectiveness of this Amendment is subject to the satisfaction of the following conditions precedent, in a manner satisfactory to Lender, unless specifically waived in writing by Lender:
          (a) Lender shall have received a closing fee the amount of $25,000, which shall be fully earned and payable on the Amendment Date.
          (b) Lender shall have received, in form and substance satisfactory to Lender
Fifth Amendment to Loan and Security Agreement

in its sole discretion, (i) this Amendment, duly executed by Borrower and each of the attached Consent, Ratification and Releases duly executed by the Guarantors, and (ii) such additional documents, instruments and information as Lender or its legal counsel may request;
     (c) The representations and warranties contained herein, in the Loan Agreement, as amended hereby, and/or in the other Loan Documents shall be true and correct as of the date hereof as if made on the date hereof;
     (d) No default shall have occurred under the Loan Agreement and be continuing and no default shall exist under the Loan Agreement unless such default has been specifically waived in writing by Lender; and
     (e) All corporate proceedings taken in connection with the transactions contemplated by this Amendment and all documents, instruments and other legal matters incident thereto shall be satisfactory to Lender and its legal counsel, Patton Boggs LLP.
ARTICLE V.
RATIFICATIONS, REPRESENTATIONS AND WARRANTIES
     5.01 Ratifications. The terms and provisions set forth in this Amendment shall modify and supersede all inconsistent terms and provisions set forth in the Loan Agreement and except as expressly modified and superseded by this Amendment, the terms and provisions of the Loan Agreement are ratified and confirmed and shall continue in full force and effect. The Borrower and Lender agree that the Loan Agreement, as amended hereby, shall continue to be legal, valid, binding, and enforceable in accordance with their respective terms.
     5.02 Representations and Warranties. Borrower hereby represents and warrants to Lender that (i) the execution, delivery and performance of this Amendment and any and all other Loan Documents executed and/or delivered in connection herewith have been authorized by all requisite corporate action on the part of Borrower and will not violate the Articles of Incorporation or Bylaws of Borrower, (ii) the representations and warranties contained in the Loan Agreement, as amended hereby, and any other Loan Document are true and correct on and as of the date hereof as though made on and as of the date hereof (except to the extent any such representation or warranty is by its terms expressly limited to a certain date or dates, in which case it remains true, accurate and correct as of such date or dates and except as otherwise disclosed to Lender pursuant to the Loan Documents prior to the date hereof), (iii) Borrower is in full compliance with all covenants and agreements contained in the Loan Agreement, as amended hereby, and (iv) Borrower has not amended its Articles of Incorporation or Bylaws since the Closing Date of the Loan Agreement.
ARTICLE VI
MISCELLANEOUS PROVISIONS
     6.01 Survival of Representations and Warranties. All representations and warranties made in the Loan Agreement or any other document or documents relating thereto, including, without limitation, any Loan Document furnished in connection with this
Fifth Amendment to Loan and Security Agreement

Amendment, shall survive the execution and delivery of this Amendment and the other Loan Documents, and no investigation by Lender or any closing shall affect the representations and warranties or the right of Lender to rely upon them.
     6.02 Reference to Loan Agreement. Each of the Loan Documents, including the Loan Agreement and any and all other agreements, documents or instruments now or hereafter executed and delivered pursuant to the terms hereof or pursuant to the terms of the Loan Agreement as amended hereby, are hereby amended so that any reference in such Loan Documents to the Loan Agreement shall mean a reference to the Loan Agreement as amended hereby.
     6.03 Expenses of Lender. As provided in the Loan Agreement, Borrower agrees to pay on demand all reasonable costs and expenses incurred by Lender in connection with the preparation, negotiation and execution of this Amendment and the other Loan Documents executed pursuant hereto and any and all amendments, modifications, and supplements thereto, including without limitation the reasonable costs and fees of Lender’s legal counsel, and all reasonable costs and expenses incurred by Lender in connection with the enforcement or preservation of any rights under the Loan Agreement, as amended hereby, or any other Loan Document, including without limitation the reasonable costs and fees of Lender’s legal counsel.
     6.04 Severability. Any provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the provision so held to be invalid or unenforceable. Furthermore, in lieu of each such invalid or unenforceable provision there shall be added automatically as a part of this Amendment a valid and enforceable provision that comes closest to expressing the intention of such invalid or unenforceable provision.
     6.05 APPLICABLE LAW. THIS AMENDMENT AND ALL OTHER LOAN DOCUMENTS EXECUTED PURSUANT HERETO SHALL BE DEEMED TO HAVE BEEN MADE AND TO BE PERFORMABLE IN DALLAS, TEXAS AND SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS.
     6.06 Successors and Assigns. This Amendment is binding upon and shall inure to the benefit of Lender and Borrower and their respective successors and assigns, except Borrower may not assign or transfer any of its rights or obligations hereunder without the prior written consent of Lender.
     6.07 Counterparts. This Amendment may be executed in one or more counterparts, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same instrument.
     6.08 Effect of Waiver. No consent or waiver, express or implied, by Lender to or for any breach of or deviation from any covenant or condition of the Loan Agreement shall be deemed a consent or waiver to or of any other breach of the same or any other covenant, condition or duty.
Fifth Amendment to Loan and Security Agreement

     6.09 Headings. The headings, captions, and arrangements used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.
     6.10 NO ORAL AGREEMENTS. THE LOAN AGREEMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.
     6.11 RELEASE. BORROWER HEREBY ACKNOWLEDGES THAT IT HAS NO DEFENSE, COUNTERCLAIM, OFFSET, CROSS-COMPLAINT, CLAIM OR DEMAND OF ANY KIND OR NATURE WHATSOEVER THAT CAN BE ASSERTED TO REDUCE OR ELIMINATE ALL OR ANY PART OF ITS LIABILITY TO REPAY THE “OBLIGATIONS” OR TO SEEK AFFIRMATIVE RELIEF OR DAMAGES OF ANY KIND OR NATURE FROM LENDER. BORROWER HEREBY VOLUNTARILY AND KNOWINGLY RELEASES AND FOREVER DISCHARGES LENDER, ITS PREDECESSORS, AGENTS, EMPLOYEES, SUCCESSORS AND ASSIGNS, FROM ALL POSSIBLE CLAIMS, DEMANDS, ACTIONS, CAUSES OF ACTION, DAMAGES, COSTS, EXPENSES, AND LIABILITIES WHATSOEVER, KNOWN OR UNKNOWN, ANTICIPATED OR UNANTICIPATED, SUSPECTED OR UNSUSPECTED, FIXED, CONTINGENT, OR CONDITIONAL, AT LAW OR IN EQUITY, ORIGINATING IN WHOLE OR IN PART ON OR BEFORE THE DATE THIS AMENDMENT IS EXECUTED, WHICH THE BORROWER MAY NOW OR HEREAFTER HAVE AGAINST LENDER, ITS PREDECESSORS, AGENTS, EMPLOYEES, SUCCESSORS AND ASSIGNS, IF ANY, AND IRRESPECTIVE OF WHETHER ANY SUCH CLAIMS ARISE OUT OF CONTRACT, TORT, VIOLATION OF LAW OR REGULATIONS, OR OTHERWISE, AND ARISING FROM ANY “LOANS”, INCLUDING, WITHOUT LIMITATION, ANY CONTRACTING FOR, CHARGING, TAKING, RESERVING, COLLECTING OR RECEIVING INTEREST IN EXCESS OF THE HIGHEST LAWFUL RATE APPLICABLE, THE EXERCISE OF ANY RIGHTS AND REMEDIES UNDER THE LOAN AGREEMENT OR OTHER AGREEMENTS, AND NEGOTIATION FOR AND EXECUTION OF THIS AMENDMENT.
[Remainder of Page Intentionally Left Blank; Signature Page Follows]
Fifth Amendment to Loan and Security Agreement

     IN WITNESS WHEREOF, this Amendment has been duly executed by Borrower and Lender to be effective as of the date first above written.

LENDER:		BORROWER:

WACHOVIA BANK, NATIONAL ASSOCIATION		SUPPLIES DISTRIBUTORS, INC.,

By:		By:

Name:		Name:

Title:		Title:

Address:		Chief Executive Office:

5001 LBJ Freeway, Suite 1050		500 North Central Expressway, 5th Floor
Dallas,	Texas 75244	Plano,	Texas 75074
Fifth Amendment to Loan and Security Agreement

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CONSENT, RATIFICATION AND RELEASE
     Each of the undersigned hereby consents to the terms of the within and foregoing Amendment, confirms and ratifies the terms of that certain Secured Guarantee dated March 29, 2002 and that certain General Security Agreement dated March 29, 2002 each as amended from time to time and as executed by the undersigned for the benefit of Lender (the “Guaranty Documents”), and acknowledges that the Guaranty Documents are in full force and effect and ratifies the same, that the undersigned has no defense, counterclaim, set-off or any other claim to diminish the undersigned’s liability under such documents, that the undersigned’s consent is not required to the effectiveness of the within and foregoing Amendment, and that no consent by the undersigned is required for the effectiveness of any future amendment, modification, forbearance or other action with respect to the Obligations, the Collateral, or any of the other Loan Documents. THE UNDERSIGNED HEREBY VOLUNTARILY AND KNOWINGLY RELEASES AND FOREVER DISCHARGES LENDER, ITS PREDECESSORS, AGENTS, EMPLOYEES, SUCCESSORS AND ASSIGNS, FROM ALL POSSIBLE CLAIMS, DEMANDS, ACTIONS, CAUSES OF ACTION, DAMAGES, COSTS, EXPENSES, AND LIABILITIES WHATSOEVER, KNOWN OR UNKNOWN, ANTICIPATED OR UNANTICIPATED, SUSPECTED OR UNSUSPECTED, FIXED, CONTINGENT, OR CONDITIONAL, AT LAW OR IN EQUITY, ORIGINATING IN WHOLE OR IN PART ON OR BEFORE THE DATE THIS AMENDMENT IS EXECUTED, WHICH THE UNDERSIGNED MAY NOW OR HEREAFTER HAVE AGAINST LENDER, ITS PREDECESSORS, AGENTS, EMPLOYEES, SUCCESSORS AND ASSIGNS, IF ANY, AND IRRESPECTIVE OF WHETHER ANY SUCH CLAIMS ARISE OUT OF CONTRACT, TORT, VIOLATION OF LAW OR REGULATIONS, OR OTHERWISE, AND ARISING FROM ANY “LOANS”, INCLUDING, WITHOUT LIMITATION, ANY CONTRACTING FOR, CHARGING, TAKING, RESERVING, COLLECTING OR RECEIVING INTEREST IN EXCESS OF THE HIGHEST LAWFUL RATE APPLICABLE, THE EXERCISE OF ANY RIGHTS AND REMEDIES UNDER THE LOAN AGREEMENT OR OTHER AGREEMENTS, AND NEGOTIATION FOR AND EXECUTION OF THIS AMENDMENT.

PRIORITY FULFILLMENT SERVICES, INC.

By:

Name:

Title:

BUSINESS SUPPLIES DISTRIBUTORS HOLDINGS, LLC

By:

Name:

Title:

Fifth Amendment to Loan and Security Agreement

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CONSENT, RATIFICATION AND RELEASE
     The undersigned hereby consents to the terms of the within and foregoing Amendment, confirms and ratifies the terms of that certain Guarantee dated March 29, 2002 as amended from time to time and as executed by the undersigned for the benefit of Lender (the “Guaranty Documents”), and acknowledges that the Guaranty Documents are in full force and effect and ratifies the same, that the undersigned has no defense, counterclaim, set-off or any other claim to diminish the undersigned’s liability under such documents, that the undersigned’s consent is not required to the effectiveness of the within and foregoing Amendment, and that no consent by the undersigned is required for the effectiveness of any future amendment, modification, forbearance or other action with respect to the Obligations, the Collateral, or any of the other Loan Documents. THE UNDERSIGNED HEREBY VOLUNTARILY AND KNOWINGLY RELEASES AND FOREVER DISCHARGES LENDER, ITS PREDECESSORS, AGENTS, EMPLOYEES, SUCCESSORS AND ASSIGNS, FROM ALL POSSIBLE CLAIMS, DEMANDS, ACTIONS, CAUSES OF ACTION, DAMAGES, COSTS, EXPENSES, AND LIABILITIES WHATSOEVER, KNOWN OR UNKNOWN, ANTICIPATED OR UNANTICIPATED, SUSPECTED OR UNSUSPECTED, FIXED, CONTINGENT, OR CONDITIONAL, AT LAW OR IN EQUITY, ORIGINATING IN WHOLE OR IN PART ON OR BEFORE THE DATE THIS AMENDMENT IS EXECUTED, WHICH THE UNDERSIGNED MAY NOW OR HEREAFTER HAVE AGAINST LENDER, ITS PREDECESSORS, AGENTS, EMPLOYEES, SUCCESSORS AND ASSIGNS, IF ANY, AND IRRESPECTIVE OF WHETHER ANY SUCH CLAIMS ARISE OUT OF CONTRACT, TORT, VIOLATION OF LAW OR REGULATIONS, OR OTHERWISE, AND ARISING FROM ANY “LOANS”, INCLUDING, WITHOUT LIMITATION, ANY CONTRACTING FOR, CHARGING, TAKING, RESERVING, COLLECTING OR RECEIVING INTEREST IN EXCESS OF THE HIGHEST LAWFUL RATE APPLICABLE, THE EXERCISE OF ANY RIGHTS AND REMEDIES UNDER THE LOAN AGREEMENT OR OTHER AGREEMENTS, AND NEGOTIATION FOR AND EXECUTION OF THIS AMENDMENT.

PFSWEB, INC.

By:

Name:

Title:

Fifth Amendment to Loan and Security Agreement

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